Exhibit 10.3

AMENDMENT TO SHAREHOLDERS' AGREEMENT

This Amendment to Shareholders' Agreement (the "Amendment") dated as of January __, 2015, is made by and among Check-Cap Ltd. (the "Company"), the Shareholders and the Lenders (as such terms are defined in the Shareholders' Agreement).  The Company, Shareholders and Lenders are hereinafter collectively referred to as the "Parties."

WHEREAS,
the Parties are parties to that certain Amended and Restated Shareholders' Agreement, dated October 14, 2014 (the "Shareholders' Agreement"). Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the Shareholders' Agreement, of which this Amendment constitutes an integral part; and

WHEREAS,	the Parties desire to amend the Shareholders' Agreement, as more fully set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Subject to and immediately prior to the consummation of an initial public offering of the Company's securities (the "IPO"), provided that the consummation of the IPO shall occur no later than December 31, 2015, Section 2 (Issues Relating to the Board of Directors) and Section 3 (Information Rights) of the Shareholders' Agreement shall be deleted in their entirety and shall have no further force and effect.

2.
Except as otherwise provided herein, the provisions of the Shareholders' Agreement (including its exhibits and schedules) shall remain in full force and effect. In the event of any inconsistency between the provisions of this Amendment and the terms of the Shareholders' Agreement, the provisions of this Amendment will prevail.

3.
This Amendment may be signed in counterparts and delivered electronically or via facsimile, each such counterpart (whether delivered electronically, via facsimile or otherwise), when executed, shall be deemed an original and all of which together constitute one and the same agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

COMPANY:

Check Cap Ltd.

By:     ______________

Title: ______________

[SIGNATURE PAGE 1 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

THE SHAREHOLDERS:

GE Ventures Limited By: Title:	BioSec Ltd. By: Title:	Pontifax (Israel) II – Individual Investor, L.P. By: Title:
Pontifax (Israel) II L.P. By: Title:	Pontifax (Cayman) II L.P. By: Title:	Spearhead Investments (Bio) Ltd. By: Title:
Docor International B.V. By: Title:	Jacobs Investments Company LLC By: Title:	Counterpoint Ventures Fund LP By: Title:
Counterpoint Ventures Fund II LP By: Title:	BXR Portfolio Limited By: Title:	Remer Holdings Inc. By: Title:
Paddy McGwire By:	OGI Infrastructure Telecom (pte) Ltd. By: Title:	Bamna Holdings Ltd. By: Title:
Asher Haddad By:	Michael and Dorit Cohen By:

[SIGNATURE PAGE 2 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

THE SHAREHOLDERS:

Nachum Friedman By:	J. Rieger Ltd. By: Title:	Mishor Dahan technologies Ltd. By: Title:
Tricko Fuchs Ltd. By: Title:	E.E.T. Holdings Ltd. By: Title:	87215 Canada Ltd. By: Title:
Anfield Ltd. By: Title:	Danny Silbiger By:	Reuven Adler By:
Ray Graf By:	Michael Warren By:	Jake Foley III By:
ARZ Chemicals Ltd. By: Title:	Collace Services Ltd. By: Title:	Alon Barda By:
Edward L. McCallum Jr. By:	Gabriella Ravid By:	Arik Lukatch By:
Meir Heth By:	Tal & Michal Rivkind By:	Shevlin Ciral By:
Moshit & Ron Yaffe By:	Derek Locke By:	Perry Goldberg By:

[SIGNATURE PAGE 3 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

THE SHAREHOLDERS:

Gary Kneisel By:	LeRoy C. Prichard By:	Cary Kalant and Maria Kalant JTWROS By:
D. Gideon Searle By:	MPI 2008 By: Title:	Red Car Group By: Title:
Ari Kalman By:	Lawrence & Terence Byrne JTWROS By:	Eunice Diane Goldberg By:
Larry Byrne By:	Sheila Saporito By:	Emigrant Alternative Investments LLC By: Title:
Shimon Yakobov By:	Thomas C. Reynolds By:	Stephen A. Frost By:
E. Scott Jackson Irrevocable Family Trust By: Title:	Fred B Walters Irrevocable Family Trust (together with Roger Walters Irrevocable Family Trust) By: Title:	Marianne B. Kipper Separate Property Trust Est. 1-14-88, Marianne B. Kipper, Trustee By: Title:
Amir Avni By:	Norman Jackson By:	Samuel and Renee Sax Trust u/a/d 3/3/2004 By: Title:

[SIGNATURE PAGE 4 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

THE SHAREHOLDERS:

Lawrence Oberman By:	Jody Williams By:	David Gelfand By:
Moked Ituran Ltd. By: Title:	Hertzel Bybabyov By:	Sid Black By:
Mark Sweeny By:	Thomas F. Sax By:	Eddo Dinstein By:
Tamar Ozeri By:	Sigalit Kimchy By:	Yoav Kimchy By:
Andy Logan By:	John Hayes By:	Stuart Schwartz By:
William (Irwin) and Linda Horwitch By:	Sebastian Sax Supplemental Needs Trust u/a/d 3/3/2004 By: Title:	Grant McCullagh By:
Peter Ricker By:	Richard E. Kipper Separate Property Trust Est. 1-14-88, Richard E. Kipper, Trustee By: Title:	Stanley Green and Adrienne Green, as joint tenants By:

[SIGNATURE PAGE 5 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

THE SHAREHOLDERS:

Boaz Benzur By:	Yitzchak Ostashinsky By:	Yitzchak Abudy By:
Dan Eilat By:	Yoram Shafek By:	Eldad Halevi By:
Bruch Nachmias By:	Zvika Kelich By:	Ilan Eilat By:
Helios Investments Pte Limited By: Title:	Rami Shlinger By:

[SIGNATURE PAGE 6 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

LENDERS WHO ARE NOT SHAREHOLDERS:

Shanghai Fosun Pharmaceutical Group Co. Ltd. By: _________________________ Name: _________________________ Title: _________________________	Joshua Ehrlich By: _________________________ Name: _________________________ Title: _________________________
Bart Superannuation Pty Ltd. By: _________________________ Name: _________________________ Title: _________________________	Nir Grinberg By: _________________________ Name: _________________________ Title: _________________________
Avraham Kuzitsky By: _________________________ Name: _________________________ Title: _________________________	DPC Big Bay Properties Trust By: _________________________ Name: _________________________ Title: _________________________
Pinchas Dekel By: _________________________ Name: _________________________ Title: _________________________	Sharon Zaworbach By: _________________________ Name: _________________________ Title: _________________________
Minrav Holdings Ltd. By: _________________________ Name: _________________________ Title: _________________________	Moshe Haviv By: _________________________ Name: _________________________ Title: _________________________

[SIGNATURE PAGE 7 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

LENDERS WHO ARE NOT SHAREHOLDERS:

H.M.L.K Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________	Capital Point Ltd. By: _________________________ Name: _________________________ Title: _________________________
Yossi Smira By: _________________________ Name: _________________________ Title: _________________________	Norm Jackson By: _________________________ Name: _________________________ Title: _________________________
Emil Mor- Business & Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________	Scott Jackson By: _________________________ Name: _________________________ Title: _________________________
Uri Perelman By: _________________________ Name: _________________________ Title: _________________________	Dor Benvenisty By: _________________________ Name: _________________________ Title: _________________________
Everest Fund L.P. By: _________________________ Name: _________________________ Title: _________________________	Harmony (Ben Dov) Ltd. By: _________________________ Name: _________________________ Title: _________________________

[SIGNATURE PAGE 8 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]

IN WITNESS WHEREOF, the Parties have signed this Amendment to Shareholders' Agreement as of the date first hereinabove set forth.

LENDERS WHO ARE NOT SHAREHOLDERS:

Red Car Group By: _________________________ Name: _________________________ Title: _________________________	Yossi Avraham By: _________________________ Name: _________________________ Title: _________________________

[SIGNATURE PAGE 9 OF 9 OF AMENDMENT TO SHAREHOLDERS' AGREEMENT]